AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D27350-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Large Cap Value Fund. Pursuant to the Reorganization Agreement, the Large Cap Value Fund would transfer all of its assets to the Systematic Value Fund, a series of VALIC Company I, in exchange for the assumption by the Systematic Value Fund of all of the liabilities of the Large Cap Value Fund and shares of the Systematic Value Fund, which shares will be distributed by the Large Cap Value Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on April 5, 2021. The Notice and Proxy Statement for this Special Meeting is available at: www.proxyvote.com

Please detach at perforation before mailing.

D27351-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY I AND VALIC COMPANY II JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2021

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Large Cap Value Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Monday, April 5, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm2/. Contract owners must register in advance to attend and participate in the Meeting.

The Variable Annuity Life Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, The Variable Annuity Life Insurance Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, The Variable Annuity Life Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D27352-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Value Fund. Pursuant to the Reorganization Agreement, the Value Fund would transfer all of its assets to the Systematic Value Fund, a series of VALIC Company I, in exchange for the assumption by the Systematic Value Fund of all of the liabilities of the Value Fund and shares of the Systematic Value Fund, which shares will be distributed by the Value Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on April 5, 2021.
The Notice and Proxy Statement for this Special Meeting is available at: www.proxyvote.com

Please detach at perforation before mailing.

D27353-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY I AND VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 5, 2021

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Value Fund (the "Fund"), a series of VALIC Company I, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Monday, April 5, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm2/. Contract owners must register in advance to attend and participate in the Meeting.

The Variable Annuity Life Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, The Variable Annuity Life Insurance Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, The Variable Annuity Life Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

SCAN TO VIEW MATERIALS & VOTE

EzVote℠ Consolidated Voting Instruction Card

This form is your EzVote Consolidated Voting Instruction. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Voting Instruction Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to the website **www.proxyvote.com or scan the QR Barcode above**.
3) Follow the instructions provided on the website.

VOTE BY PHONE

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

IF VOTING THE CONSOLIDATED VOTING INSTRUCTION CARD, DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D27347-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain
The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal.			
To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Large Cap Value Fund. Pursuant to the Reorganization Agreement, the Large Cap Value Fund would transfer all of its assets to the Systematic Value Fund, a series of VALIC Company I, in exchange for the assumption by the Systematic Value Fund of all of the liabilities of the Large Cap Value Fund and shares of the Systematic Value Fund, which shares will be distributed by the Large Cap Value Fund to the holders of its shares in complete liquidation thereof;	☐	☐	☐
The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal.			
To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Value Fund. Pursuant to the Reorganization Agreement, the Value Fund would transfer all of its assets to the Systematic Value Fund, a series of VALIC Company I, in exchange for the assumption by the Systematic Value Fund of all of the liabilities of the Value Fund and shares of the Systematic Value Fund, which shares will be distributed by the Value Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company I and VALIC Company II
Joint Special Meeting of Shareholders to Be Held on April 5, 2021.
The Notice and Proxy Statement for this Special Meeting is available at: www.proxyvote.com

Please detach at perforation before mailing.

D27348-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY I AND VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 5, 2021

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES/DIRECTORS. The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Large Cap Value Fund, a series of VALIC Company II, and the Value Fund, a series of VALIC Company I, (the "Funds"), which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Meeting") of the Funds to be held on Monday, April 5, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm2/. Contract owners must register in advance to attend and participate in the Meeting.

The Variable Annuity Life Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, The Variable Annuity Life Insurance Company will vote shares attributable to your Contract "FOR" the Proposals. If you fail to return this voting instruction card or return it unsigned, The Variable Annuity Life Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Funds actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTING INSTRUCTION CARD

VALIC COMPANY I AND VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 5, 2021

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES/DIRECTORS. The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Large Cap Value Fund, a series of VALIC Company II, and the Value Fund, a series of VALIC Company I, (the "Funds"), which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Meeting") of the Funds to be held on Monday, April 5, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm2/. Contract owners must register in advance to attend and participate in the Meeting.

The Variable Annuity Life Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, The Variable Annuity Life Insurance Company will vote shares attributable to your Contract "FOR" the Proposals. If you fail to return this voting instruction card or return it unsigned, The Variable Annuity Life Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Funds actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

D27349-TBD